                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      13

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      14
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a
                    variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

-----------------------------
NYSE Ticker Symbol - VIC
-----------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                               -1.07%       2.97%
---------------------------------------------------------------------------
One-year total return                                10.23%      11.27%
---------------------------------------------------------------------------
Five-year average annual total return                 9.05%       8.10%
---------------------------------------------------------------------------
Life-of-Fund average annual total return              6.67%       6.64%
---------------------------------------------------------------------------
Commencement date                                               3/27/92
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          5.92%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                    10.21%
---------------------------------------------------------------------------
Preferred share rate(5)                                           3.50%
---------------------------------------------------------------------------
Net asset value                                                  $15.85
---------------------------------------------------------------------------
Closing common stock price                                       $15.50
---------------------------------------------------------------------------
Six-month high common stock price (01/11/01)                    $17.125
---------------------------------------------------------------------------
Six-month low common stock price (04/26/01)                      $15.40
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state income tax rate, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  72.5%   [PIE CHART]
- AA/Aa..............   4.1%
- A/A................   8.6%
- BBB/Baa............  10.2%
- Non-Rated..........   4.6%
As of October 31, 2000
- AAA/Aaa............  65.3%   [PIE CHART]
- AA/Aa..............  12.3%
- A/A................   3.8%
- BBB/Baa............  14.1%
- Non-Rated..........   4.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                           0.0825
12/00                                                                           0.0765
1/01                                                                            0.0765
2/01                                                                            0.0765
3/01                                                                            0.0765
4/01                                                                            0.0765

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                        April 30, 2001                    October 31, 2000
Retail Electric/Gas/Telephone                                                    16.90                               16.40
Public Education                                                                 12.70                                9.20
Transportation                                                                   11.70                               14.00
General Purpose                                                                   8.30                                7.80
Tax District                                                                      8.20                                6.50

* Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1992 through April 2001)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/92                                                                      14.8900                            15.0000
                                                                          14.8900                            14.8900
                                                                          15.1800                            14.5000
                                                                          15.4600                            14.7500
                                                                          15.4200                            14.5000
3/93                                                                      16.4200                            15.3750
                                                                          16.9200                            15.6250
                                                                          17.7000                            16.0000
                                                                          17.5100                            15.6250
3/94                                                                      15.6500                            13.6250
                                                                          15.4400                            14.0000
                                                                          15.2100                            13.7500
                                                                          14.2400                            12.6250
3/95                                                                      15.5800                            13.8750
                                                                          15.8000                            14.2500
                                                                          16.0500                            13.8750
                                                                          16.8000                            15.6250
3/96                                                                      16.0400                            14.8750
                                                                          16.0900                            15.7500
                                                                          16.4300                            15.2500
                                                                          16.5300                            15.8750
3/97                                                                      16.2300                            15.5000
                                                                          16.6900                            16.3750
                                                                          17.0900                            16.8120
                                                                          17.2400                            17.0625
3/98                                                                      17.1900                            17.3125
                                                                          17.2100                            16.8125
                                                                          17.6700                            18.0000
                                                                          17.1000                            18.1875
3/99                                                                      16.9700                            17.8125
                                                                          16.2500                            16.1875
                                                                          15.6400                            16.0625
                                                                          14.9100                            14.2500
3/00                                                                      15.3900                            14.7500
                                                                          15.3800                            15.5000
                                                                          15.7700                            16.4375
                                                                          16.4500                            16.3750
                                                                          16.3900                            16.1300
4/01                                                                      15.8500                            15.5000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE MAY 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q  WHAT WERE THE MOST IMPORTANT
   DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID
   THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. In November 2000, industrial production dropped to 4.7 percent, down from 6.7 percent in June, while capacity utilization fell to just 79 percent in December. Fourth-quarter GDP grew by only 3.4 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, most investors thought interest-rate cuts by the Federal Reserve Board were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally.

    Taken together, these repeated cuts helped create a more favorable interest-rate environment for fixed-income investments. The California municipal market has struggled, however, due to several ominous developments, including the recent downgrade in the state's credit rating (from AA to A+) by Standard & Poor's Rating Group, the region's power-supply crisis, and the stock market meltdown and its impact on Silicon Valley technology firms and investors in general. These factors have dramatically altered the California muni market, which just six months ago was trading at a premium to the national market. In recent months, its performance has lagged that of the national bond indexes.

    Market participants continue to be wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought us a mixed bag of company announcements and economic indicators. For example, layoffs continued and corporate earnings remained under pressure from slowing economic activity, especially in the technology sector, but we did hear news from a few major companies, such as IBM, that were optimistic about meeting their goals for 2001. With such a strong presence in the technology industry, California's economy will no doubt be affected by the fortunes of its many technology companies and related industries.

    The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and
0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. However, excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Investor demand for municipal bond issues has held up well, possibly due to the rough going in the stock market, but the supply of California municipal bonds is expected to balloon this year. So far, issuance for the first quarter of 2001 was up 53 percent, compared to the first quarter 2000, to $7.29 billion.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0765 per share translates to a distribution rate of 5.92 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 10.21 percent on a taxable investment (for an investor in the 42 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of -1.07 percent based on market price. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers California Municipal Bond Index produced a total return of 3.05 percent for the same period. The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q  HOW DID YOU REACT
   TO THESE CONDITIONS IN
   MANAGING THE TRUST?

A   Reacting to the changing market
environment in California, our primary objective was to add credit quality to the portfolio rather than to pursue higher-yielding opportunities. In general, we were able to accomplish this, due in part to added investment in high-grade bonds.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into a degree of price support within this market segment, which was a positive for the performance of this portion of the trust's portfolio.

    As we made new investments, especially in the later stages of the reporting period, we moved assets into AA or AAA rated securities, seeking to maintain a high credit-quality profile. Also, we looked to the long-intermediate portion of the yield curve for opportunities, primarily targeting securities with maturities in the 15-to-20-year range, a segment of the market that we believed to offer the best relative value. We deemed longer-term securities to be slightly more risky, reasoning that the Fed's rate cuts at the short end of the maturity spectrum made it more likely that the municipal yield curve would steepen--short-term rates would decline more than long-term rates. Ultimately, the yield curve did not shift exactly as anticipated and therefore, the performance of our investments in the long-intermediate sector was not as strong as it might otherwise have been.

    Other favored investments included longer-term premium bonds priced to an early call date, giving us the yield associated with a longer maturity but the price sensitivity of a bond with a much shorter maturity. Because these types of bonds tend to be somewhat less volatile, we believe that the opportunity to invest in these securities offered a good balance of risk and reward.

    The portfolio's weighted average maturity fell to 19.47 years, down slightly from 20.21 years. This is consistent with our goal of making the portfolio somewhat less sensitive to changes in interest rates. A statistical measure of this sensitivity, known as duration, was down by 0.63 years over the period, reflecting our efforts to maintain a duration that is equal to or slightly less than that of the trust's performance benchmark, the Lehman Brothers California Municipal Bond Index.

Q  HOW DID THESE STRATEGIES
   AFFECT THE COMPOSITION OF
   THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was more than 85 percent of total long-term investments. This includes the trust's increased allocation to AAA rated securities (the highest rating category), which climbed to 72.5 percent as of April 30, 2001, up from 65.3 percent at the start of the period. The trust's allocation to BBB rated bonds stood at 10.2 percent, down by
3.9 percent, while nonrated bonds accounted for 4.6 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. Retail electric/gas/telephone bonds made up the largest portion of the trust, with 16.9 percent of long-term investments in this sector as of April 30, 2001, up by 0.5 percent over the period. The biggest increase in allocation occurred in the public education sector, which became the trust's second largest holding, representing 12.7 percent of long-term investments, up from 9.2 percent as of October 31, 2000. As a result, transportation bonds slipped to the third largest holding, at 11.7 percent, declining by 2.3 percent.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q  WHAT DO YOU SEE AHEAD
   FOR THE ECONOMY AND
   THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets are expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels. We remain optimistic that the economy, with support from the Fed, can maintain sufficient momentum to avoid falling into recession, but this is by no means a certainty.

    While additional rate cuts by the Federal Reserve may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we anticipate potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. This may be especially true if the equity market regains its earlier momentum, helping to boost the confidence level of investors and consumers.

    We believe the high state income tax rate for California residents will help sustain demand for California municipal bonds, although the rapidly growing supply is likely to outpace statewide demand, keeping prices down and yields up. Investors other than state residents, such as institutional accounts and mutual funds, could step up to absorb excess supply.

    The supply of California municipal bonds will increase sharply when the state's largest-ever bond issue hits the market later this year. The state will issue $13 billion in new bonds, of which $10 billion will be in tax-exempt California municipals, to help offset the state's huge energy-related expenditures and build up the state's fiscal surplus in case more support is needed.

    Questions remain, however, as to how the state's energy shortages will affect the markets during the summer, when demand for electricity reaches its peak. No comprehensive energy recovery plan appears imminent, so we will continue to limit the portfolio's exposure to this volatile sector.

    Overall, we are optimistic that the California municipal market may stabilize over the next few months. In the meantime, we will maintain the fund's current orientation toward high credit quality while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  95.1%
          CALIFORNIA  94.2%
$1,020    A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC
          Insd).......................................   *       08/01/17   $    424,646
 1,000    Abag Fin Auth for Nonprft Corps CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg......  6.400%   08/15/30      1,035,160
 5,140    Anaheim, CA Pub Fing Auth Lease Rev Cap
          Apprec Pub Impt Proj Ser C (FSA Insd).......   *       09/01/32        861,464
 3,000    California Edl Fac Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd)...........   *       10/01/29        513,630
 3,000    California Edl Fac Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd)...........   *       10/01/30        480,930
 1,000    California Edl Fac Auth Rev Pooled College &
          Univ Proj Ser B.............................  5.250    04/01/24        907,770
 1,000    California Edl Fac Auth Rev Pooled College &
          Univ Proj Ser B.............................  6.750    06/01/30      1,059,950
 1,000    California Edl Fac Auth Rev Student Ln CA Ln
          Pgm Ser A (MBIA Insd).......................  6.000    03/01/16      1,057,790
 1,100    California Hlth Fac Fin Auth Rev Hlth Fac
          Small Fac Ln Ser A..........................  6.700    03/01/11      1,137,598
 1,500    California Hlth Fac Fin Auth Rev Hlth Fac
          Small Fac Ln Ser A..........................  6.750    03/01/20      1,555,485
 2,500    California Hlth Fac Fin Auth Rev Insd Hlth
          Fac Vlycare Ser A...........................  6.125    05/01/12      2,577,375
 1,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd).................  5.550    08/15/25      1,006,090
 1,000    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser K (MBIA Insd).......................   *       08/01/24        248,160
 1,000    California Hsg Fin Agy Rev Home Mtg Ser B
          (MBIA Insd).................................  6.000    08/01/16      1,049,120
   975    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)................................  6.100    08/01/29      1,014,731
 1,000    California Hsg Fin Agy Rev Home Mtg Ser M
          (MBIA Insd).................................  5.550    08/01/17      1,019,900
   785    California Hsg Fin Agy Rev Home Mtg Ser N
          (FHA Gtd)...................................  6.375    02/01/27        824,109

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    California Hsg Fin Agy Rev Multi-Family Hsg
          III Ser A (MBIA Insd).......................  5.850%   08/01/17   $  1,031,040
10,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd)........  6.000    07/01/27     10,135,500
 1,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co Ser B (MBIA Insd)...  5.450    09/01/29        990,660
 1,000    California St...............................  4.750    12/01/28        872,650
 2,000    California St Veterans (AMBAC Insd).........  6.200    02/01/16      2,001,180
 1,000    California St Veterans Ser BH (FSA Insd)....  5.400    12/01/15        999,650
 2,000    California St Veterans Ser BH (FSA Insd)....  5.400    12/01/16      1,982,660
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)....................   *       08/01/30        207,528
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)....................   *       08/01/31        196,125
 1,700    Chino Vly Uni Sch Dist CA Ctfs Partn Ser A
          Rfdg (FSA Insd).............................  5.375    09/01/20      1,718,581
 1,700    Chula Vista, CA Indl Dev Rev San Diego Gas &
          Elec Co Ser A (AMBAC Insd)..................  6.400    12/01/27      1,763,920
 1,000    Colton, CA Redev Agy Tax Alloc Mount Vernon
          Corridor Redev..............................  6.300    09/01/36      1,026,940
 1,000    Corona-Norco, CA Uni Sch Dist Cap Apprec Ser
          B (FSA Insd)................................   *       09/01/15        468,140
 1,245    Duarte, CA Multi-Family Rev Hsg Heritage
          Park Apts Ser A (FNMA Collateralized).......  5.850    05/01/30      1,270,448
 1,000    East Bay, CA Mun Util Dist Spl Dist No 1 Ser
          E (FGIC Insd)...............................  5.000    04/01/15      1,000,410
 1,000    East Bay, CA Mun Util Dist Wtr Sys Rev (MBIA
          Insd).......................................  4.750    06/01/28        903,670
 1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax
          Cmnty Fac Dist No 5 New Sch (FSA Insd)......  5.375    08/15/29      1,002,810
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...........................  5.250    12/01/19      1,002,350
 1,950    Fontana, CA Redev Agy Tax Alloc Southwest
          Indl Park Proj (MBIA Insd)..................  5.200    09/01/30      1,903,141
10,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *       01/15/25      2,232,900
 4,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *       01/15/30        634,920
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (a)........... 0/7.050   01/01/10      2,807,340

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    Huntington Beach, CA Pub Fin Auth Rev
          Huntington Beach Redev Proj.................  7.000%   08/01/10   $  2,074,340
 1,000    Kern, CA Cmnty College Sch Fac Impt Dist
          Mammoth Campus/Kern Cmnty (AMBAC Insd)......   *       08/01/22        303,810
 1,105    Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC
          Insd).......................................   *       08/01/20        379,777
 1,000    Los Angeles, CA Ctfs Partn Sr Sonnenblick
          Del Rio W L. A. (AMBAC Insd)................  6.000    11/01/19      1,081,360
 1,000    Los Angeles, CA Dept Wtr & Pwr Elec Plt
          Rev.........................................  6.000    02/15/30      1,035,380
 2,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
          Rev Prop A First Tier Sr Ser B (FSA Insd)...  4.750    07/01/24      1,815,660
 1,473    Los Angeles, CA Multi-Family Rev Hsg
          Earthquake Rehab Proj Ser A (FNMA
          Collateralized).............................  5.700    12/01/27      1,515,556
 1,000    Los Angeles, CA Wtr & Pwr Rev Ser A.........  5.250    07/01/18      1,002,390
 1,305    Marin, CA Emergency Radio Auth Rev Pub
          Safety & Emergency Radio (AMBAC Insd).......  4.750    08/15/21      1,202,153
 1,000    Mendocino Cnty, CA Ctfs Partn Cnty Pub Fac
          Corp (MBIA Insd)............................  5.250    06/01/30        981,670
 1,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
          Ser A Rfdg..................................  4.750    07/01/22        913,810
 1,000    Mountain View, CA Cap Impts Fin Auth Rev
          City Hall/Cmnty Theatre (MBIA Insd).........  6.500    08/01/16      1,027,760
 2,110    Murrieta Vly, CA Uni Sch Dist Ser A (FGIC
          Insd).......................................   *       09/01/17        868,961
 1,930    Orange Cnty, CA Ctfs Partn Juvenile Justice
          Cent Fac Rfdg (AMBAC Insd)..................  6.375    06/01/11      2,026,423
 1,000    Oxnard, CA Un High Sch Dist Ser A Rfdg (MBIA
          Insd) (b)...................................  6.200    08/01/30      1,124,290
 1,175    Palo Verde, CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd).................................   *       09/01/25        298,897
 2,500    Port Oakland, CA Port Rev Ser E (MBIA
          Insd).......................................  6.500    11/01/16      2,629,675
 1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd)......................  4.750    08/01/21        919,540
 2,000    Riverside Cnty, CA Brd Edl Ctfs Partn Fin
          Proj Ser A..................................  6.650    11/01/17      2,055,460
 1,650    Roseville, CA Jt Un High Sch Dist Ser B
          (FGIC Insd).................................   *       06/01/20        572,352

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Sacramento Cnty, CA Ctfs Partn Pub Fac Proj
          Rfdg (AMBAC Insd)...........................  4.750%   10/01/27   $    903,190
 1,000    San Bernardino Cnty, CA Ctfs Partn Med Cent
          Fin Proj (MBIA Insd)........................  5.000    08/01/28        939,790
 5,000    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (AMBAC Insd).....................  6.100    09/01/19      5,169,900
 5,000    San Diego, CA Port Fac Rev Natl Steel &
          Shipbldg Co Rfdg............................  6.600    12/01/02      5,172,800
 1,000    San Diego, CA Pub Fac Fing Auth Swr Rev
          (FGIC Insd).................................  5.000    05/15/20        964,860
 1,500    San Diego, CA Redev Agy Centre City Redev
          Proj Ser A..................................  6.400    09/01/25      1,564,455
 2,000    San Diego, CA Uni Sch Dist Cap Apprec Ser A
          (FGIC Insd).................................   *       07/01/17        837,720
 1,185    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Rev Second Ser Issue 15B (MBIA
          Insd).......................................  4.800    05/01/17      1,142,162
 1,685    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Rev Spl Fac Lease Ser A (FSA
          Insd).......................................  6.125    01/01/27      1,799,058
 1,000    San Joaquin Hills, CA Tran Corridor Agy Toll
          Rd Rev Jr Lien..............................   *       01/01/09        703,160
 1,000    San Jose, CA Redev Tax Alloc Merged Area
          Redev Proj (AMBAC Insd).....................  4.750    08/01/23        907,190
 1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
          Cap Proj Ser A Rfdg (FSA Insd)..............  4.750    07/15/23        911,950
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)....  5.600    08/01/23      1,048,900
 1,500    Santa Ana, CA Multi-Family Hsg Rev Villa Del
          Sol Apts Ser B (FNMA Collateralized)........  5.650    11/01/21      1,538,025
 1,000    Santa Ana, CA Uni Sch Dist Ctfs Partn Cap
          Apprec Fin Proj (FSA Insd)..................   *       04/01/36        137,570
 2,250    Santa Barbara, CA Ctfs Partn Harbor Proj
          Rfdg........................................  6.750    10/01/27      2,368,823
 1,025    Saratoga, CA Fire Protn Dist Cap Apprec Ser
          A (FGIC Insd)...............................   *       09/01/26        245,867
 2,000    South Orange Cnty, CA Pub Fin Auth Reassmt
          Rev (FSA Insd)..............................  5.800    09/02/18      2,111,200
   485    Southern CA Home Fin Auth Single Family Mtg
          Rev Ser A (GNMA Collateralized).............  6.750    09/01/22        494,433
 1,000    Stockton, CA Hlth Fac Rev Saint Joseph Med
          Cent Ser A (MBIA Insd)......................  5.625    06/01/13      1,035,840
 3,000    Upland, CA Ctfs Partn Wtr Sys Proj Rfdg
          (FGIC Insd) (c).............................  6.600    08/01/16      3,142,620

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
          Rev Cmnty Fac Rfdg (FSA Insd)...............  6.500%   09/01/14   $  2,207,580
                                                                            ------------
                                                                             112,102,828
                                                                            ------------
          VIRGIN ISLANDS  0.9%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Nt Ser A..............................  6.375    10/01/19      1,063,340
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  95.1%
  (Cost $109,003,132)....................................................    113,166,168
SHORT-TERM INVESTMENTS  4.6%
  (Cost $5,485,000)......................................................      5,485,000
                                                                            ------------
TOTAL INVESTMENTS  99.7%
  (Cost $114,488,132)....................................................    118,651,168
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..............................        312,734
                                                                            ------------
NET ASSETS  100.0%.......................................................   $118,963,902
                                                                            ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Authority
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $114,488,132).......................  $118,651,168
Cash........................................................        63,425
Interest Receivable.........................................     1,712,697
Other.......................................................         1,997
                                                              ------------
    Total Assets............................................   120,429,287
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,132,006
  Income Distributions--Preferred Shares....................        81,983
  Investment Advisory Fee...................................        64,156
  Administrative Fee........................................        19,741
  Affiliates................................................         2,225
Trustees' Deferred Compensation and Retirement Plans........       125,941
Accrued Expenses............................................        39,333
                                                              ------------
    Total Liabilities.......................................     1,465,385
                                                              ------------
NET ASSETS..................................................  $118,963,902
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,666,320 shares issued and
  outstanding)..............................................        46,663
Paid in Surplus.............................................    68,592,482
Net Unrealized Appreciation.................................     4,163,036
Accumulated Net Realized Gain...............................       897,285
Accumulated Undistributed Net Investment Income.............       264,436
                                                              ------------
    Net Assets Applicable to Common Shares..................    73,963,902
                                                              ------------
NET ASSETS..................................................  $118,963,902
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($73,963,902 divided by 4,666,320 shares outstanding).......  $      15.85
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $3,397,572
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     389,316
Administrative Fee..........................................     119,790
Preferred Share Maintenance.................................      63,789
Trustees' Fees and Related Expenses.........................      15,199
Legal.......................................................       6,651
Custody.....................................................       4,069
Other.......................................................      66,384
                                                              ----------
    Total Expenses..........................................     665,198
    Less Credits Earned on Cash Balances....................         406
                                                              ----------
    Net Expenses............................................     664,792
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,732,780
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  937,783
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   4,808,710
  End of the Period.........................................   4,163,036
                                                              ----------
Net Unrealized Depreciation During the Period...............    (645,674)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  292,109
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,024,889
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED        YEAR ENDED
                                                     APRIL 30, 2001      OCTOBER 31, 2000
                                                    --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  2,732,780         $  5,677,634
Net Realized Gain..................................        937,783              486,979
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       (645,674)           3,439,748
                                                      ------------         ------------
Change in Net Assets from Operations...............      3,024,889            9,604,361
                                                      ------------         ------------

Distributions from Net Investment Income:
  Common Shares....................................     (2,168,339)          (4,606,263)
  Preferred Shares.................................       (821,726)          (1,544,134)
                                                      ------------         ------------
Total Distributions................................     (2,990,065)          (6,150,397)
                                                      ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................         34,824            3,453,964

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.....................................        114,399              115,655
                                                      ------------         ------------
TOTAL INCREASE IN NET ASSETS.......................        149,223            3,569,619
NET ASSETS:
Beginning of the Period............................    118,814,679          115,245,060
                                                      ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $264,436
  and $521,721, respectively)......................   $118,963,902         $118,814,679
                                                      ============         ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     SIX MONTHS
                                                       ENDED
                                                     APRIL 30,     ------------------
                                                        2001        2000       1999
                                                     --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........   $15.84      $ 15.10    $ 17.51
                                                       ------      -------    -------
  Net Investment Income.............................      .59         1.22       1.19
  Net Realized and Unrealized Gain/Loss.............      .06          .84      (1.95)
                                                       ------      -------    -------
Total from Investment Operations....................      .65         2.06       (.76)
                                                       ------      -------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................      .46          .99        .99
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................      .18          .33        .22
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................      -0-          -0-        .34
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................      -0-          -0-        .10
                                                       ------      -------    -------
Total Distributions.................................      .64         1.32       1.65
                                                       ------      -------    -------
NET ASSET VALUE, END OF THE PERIOD..................   $15.85      $ 15.84    $ 15.10
                                                       ======      =======    =======

Market Price Per Share at End of the Period.........   $15.50      $16.125    $14.375
Total Investment Return at Market Price (b).........   -1.07%**     19.77%    -13.54%
Total Return at Net Asset Value (c).................    2.97%**     11.89%     -6.64%
Net Assets at End of the Period (In millions).......   $119.0      $ 118.8    $ 115.2
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares*.................................    1.77%        1.80%      1.74%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    5.09%        5.81%      5.84%
Portfolio Turnover..................................      10%**        28%        25%
 *Ratio of Expenses to Average Net Assets Including
  Preferred Shares..................................    1.11%        1.10%      1.10%
** Non-Annualized

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.30 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                             MARCH 27, 1992
                                                             (COMMENCEMENT
    YEAR ENDED OCTOBER 31,                                   OF INVESTMENT
    -----------------------------------------------------    OPERATIONS) TO
     1998     1997     1996     1995     1994      1993     OCTOBER 31, 1992
----------------------------------------------------------------------------
    $17.16   $16.58   $16.29   $14.67   $ 17.64   $ 14.88        $14.70
    ------   ------   ------   ------   -------   -------        ------
      1.24     1.26     1.30     1.30      1.28      1.28           .59
       .70      .84      .40     1.64     (3.00)     2.85           .10
    ------   ------   ------   ------   -------   -------        ------
      1.94     2.10     1.70     2.94     (1.72)     4.13           .69
    ------   ------   ------   ------   -------   -------        ------
       .99      .99      .96      .92       .92       .92           .38
       .28      .27      .32      .40       .26       .26           .13
       .25      .20      .09      -0-       .06       .14           -0-
       .07      .06      .04      -0-       .01       .05           -0-
    ------   ------   ------   ------   -------   -------        ------
      1.59     1.52     1.41     1.32      1.25      1.37           .51
    ------   ------   ------   ------   -------   -------        ------
    $17.51   $17.16   $16.58   $16.29   $ 14.67   $ 17.64        $14.88
    ======   ======   ======   ======   =======   =======        ======

    $18.00   $16.75   $15.75   $14.75   $ 12.75   $16.375        $14.25
    15.46%   12.96%   14.14%   23.60%   -16.67%    23.01%        -2.50%**
     9.62%    9.78%    8.05%   17.86%   -11.63%    26.44%         1.70%**
    $126.0   $124.3   $121.6   $120.3   $ 112.8   $ 126.5        $113.7
     1.71%    1.77%    1.80%    1.83%     1.79%     1.73%         1.70%
     5.54%    5.93%    5.97%    5.83%     6.31%     6.21%         5.18%
       27%      23%      16%      13%       14%       27%           51%**
     1.10%    1.12%    1.13%    1.12%     1.12%     1.09%         1.18%

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade California Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $71,362.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $40,499, which will expire on October 31, 2007.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $114,488,132; the aggregate gross unrealized appreciation is $4,660,645 and the aggregate gross unrealized depreciation is $497,609, resulting in net unrealized appreciation on long- and short-term investments of $4,163,036.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended April 30, 2001, the Trust's custody fee was reduced by $406 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $14,400 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2001 and October 31, 2000, paid in surplus related to common shares aggregated $68,592,482 and $68,478,153, respectively.

    Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
Beginning Shares..................................     4,659,291           4,651,948
Shares Issued Through Dividend Reinvestment.......         7,029               7,343
                                                       ---------           ---------
Ending Shares.....................................     4,666,320           4,659,291
                                                       =========           =========

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,649,690 and $15,179,744, respectively.

5. PREFERRED SHARES

As of April 30, 2001, the Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2001 was 3.50% and for the six months then ended, rates ranged from 3.00% to 4.20%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.